UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 24, 2026

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On March 24, 2026, The LGL Group, Inc. ("LGL Group" or the "Company") issued a press release announcing the Company's 2026 Annual Meeting of Stockholders and an investor meeting to be held on May 12, 2026, where management intends to discuss the Company's plans to build a defense technology platform within LGL Group and the Company's partnership with Legion Capital, a new defense technology investment platform. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 8.01.	Other Events

The Board of Directors of the Company has determined that the Company's 2026 Annual Meeting of Stockholders (the "2026 Annual Meeting") will be held on Tuesday, May 12, 2026, at 8:30 a.m. ET at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036.

Following the 2026 Annual Meeting, management intends to host an investor meeting at 10:00 a.m. ET at the New York Stock Exchange, 11 Wall Street, New York, New York 10005, where management intends to discuss the Company's plans to build a defense technology platform within LGL Group and the Company's partnership with Legion Capital. Additional details regarding the 2026 Annual Meeting, including the record date, matters to be voted upon and attendance procedures, will be set forth in the Company's proxy materials.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of The LGL Group, Inc. dated March 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: March 24, 2026	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development